                                                                     EXHIBIT 4.3


================================================================================



                                   INDENTURE


                                    between


                              DENVER ARENA TRUST,
                                as Issuer Trust



                                      and



                             THE BANK OF NEW YORK,
                             as Indenture Trustee




                           Dated as of July 29, 1998



                              DENVER ARENA TRUST
                          Arena Revenue Backed Notes

                               TABLE OF CONTENTS

                                                                                                  Page
                                                                                                  ----
                                   ARTICLE I

                                  DEFINITIONS

Section 1.01.  Definitions.......................................................................    1
Section 1.02.  Rules of Construction.............................................................    1

                                  ARTICLE II

                                   THE NOTES

Section 2.01.  Form..............................................................................    2
Section 2.02.  Execution, Authentication, Delivery and Dating....................................    2
Section 2.03.  Registration; Registration of Transfer and Exchange...............................    3
Section 2.04.  Mutilated, Destroyed, Lost or Stolen Notes........................................    4
Section 2.05.  Persons Deemed Note Owners........................................................    5
Section 2.06.  Distribution of Principal and Interest; Defaulted Interest........................    5
Section 2.07.  Cancellation......................................................................    6
Section 2.08.  Conditions Precedent to the Authentication of the Notes...........................    6
Section 2.09.  Release of Collateral.............................................................    8
Section 2.10.  Book-Entry Notes..................................................................    8
Section 2.11.  Notices to Clearing Agency........................................................    9
Section 2.12.  Definitive Notes..................................................................    9
Section 2.13.  Tax Treatment....................................................................    11
Section 2.14.  Limitations on Transfer of the Notes.............................................    11
Section 2.15.  CUSIP Numbers....................................................................    11

                                  ARTICLE III

                                   COVENANTS

Section 3.01.  Distribution of Principal and Interest...........................................    12
Section 3.02.  Maintenance of Office or Agency..................................................    12
Section 3.03.  Money for Distributions to be Held in Trust......................................    12
Section 3.04.  Existence........................................................................    14
Section 3.05.  Protection of Collateral.........................................................    14
Section 3.06.  Annual Opinions as to Collateral.................................................    15
Section 3.07.  Performance of Obligations.......................................................    15
Section 3.08.  Negative Covenants...............................................................    16
Section 3.09.  Annual Statement as to Compliance................................................    17
Section 3.10.  Covenants of the Issuer Trust....................................................    18
Section 3.11.  Restricted Payments..............................................................    18

Section 3.12.  Notice of Events of Default......................................................    18
Section 3.13.  Further Instruments and Acts.....................................................    18

                                  ARTICLE IV

                          SATISFACTION AND DISCHARGE

Section 4.01.  Satisfaction and Discharge of Indenture..........................................    19
Section 4.02.  Application of Trust Money.......................................................    19
Section 4.03.  Repayment of Moneys Held by Paying Agent.........................................    19

                                   ARTICLE V

                                   REMEDIES

Section 5.01.  Events of Default................................................................    20
Section 5.02.  Acceleration of Maturity; Rescission and Annulment...............................    22
Section 5.03.  Collection of Indebtedness and Suits for Enforcement by Indenture Trustee........    22
Section 5.04.  Remedies; Priorities.............................................................    25
Section 5.05.  Optional Preservation of the Collateral..........................................    26
Section 5.06.  Limitation of Suits..............................................................    26
Section 5.07.  Unconditional Rights of Noteholders to Receive Principal and Interest............    27
Section 5.08.  Restoration of Rights and Remedies...............................................    27
Section 5.09.  Rights and Remedies Cumulative...................................................    27
Section 5.10.  Delay or Omission Not a Waiver...................................................    27
Section 5.11.  Control by Noteholders...........................................................    28
Section 5.12.  Waiver of Past Defaults..........................................................    28
Section 5.13.  Undertaking for Costs............................................................    28
Section 5.14.  Waiver of Stay or Extension Laws.................................................    29
Section 5.15.  Action on Notes..................................................................    29
Section 5.16.  Performance and Enforcement of Certain Obligations...............................    29
Section 5.17.  Environmental Site Assessment....................................................    30

                                  ARTICLE VI

                             THE INDENTURE TRUSTEE

Section 6.01.  Duties of Indenture Trustee......................................................    30
Section 6.02.  Rights of Indenture Trustee......................................................    32
Section 6.03.  Individual Rights of Indenture Trustee...........................................    32
Section 6.04.  Indenture Trustee's Disclaimer...................................................    32
Section 6.05.  Notices of Default...............................................................    33
Section 6.06.  Reports by Indenture Trustee to Holders..........................................    33
Section 6.07.  Compensation and Indemnity.......................................................    33

Section 6.08.  Replacement of Indenture Trustee.................................................    34
Section 6.09.  Successor Indenture Trustee by Merger............................................    35
Section 6.10.  Appointment of Co-Indenture Trustee or Separate Indenture Trustee................    35
Section 6.11.  Eligibility; Disqualification....................................................    36
Section 6.12.  Indenture Trustee's Application for Instructions from the Issuer Trust...........    36

                                  ARTICLE VII

                        NOTEHOLDERS' LISTS AND REPORTS

Section 7.01.  Issuer Trust to Furnish Indenture Trustee Names and Addresses of Noteholders.....    37
Section 7.02.  Preservation of Information......................................................    37
Section 7.03.  Reports by Indenture Trustee.....................................................    37
Section 7.04. 144A Information..................................................................    37

                                 ARTICLE VIII

                     ACCOUNTS, DISBURSEMENTS AND RELEASES

Section 8.01.  Collection of Money..............................................................    38
Section 8.02.  Trust Accounts; Distributions....................................................    38
Section 8.03.  General Provisions Regarding Accounts............................................    38
Section 8.04.  Servicer's Monthly Statements....................................................    39
Section 8.05.  Release of Collateral............................................................    39
Section 8.06.  Opinion of Counsel...............................................................    40

                                  ARTICLE IX

                            SUPPLEMENTAL INDENTURES

Section 9.01.  Supplemental Indentures Without Consent of Noteholders...........................    40
Section 9.02.  Supplemental Indentures with Consent of Noteholders..............................    41
Section 9.03.  Execution of Supplemental Indentures.............................................    42
Section 9.04.  Effect of Supplemental Indentures................................................    42
Section 9.05.  Reference in Notes to Supplemental Indentures....................................    43
Section 9.06.  Amendments to Trust Agreement....................................................    43

                                   ARTICLE X

                              REDEMPTION OF NOTES

Section 10.01.  Mandatory Redemption............................................................    43
Section 10.02.  Redemption at the Option of the Issuer; Election to Redeem......................    44

Section 10.03.  Notice to Indenture Trustee; Deposits Into The Collection Account...............    44
Section 10.04.  Notice of Redemption by the Indenture Trustee...................................    44
Section 10.05.  Notes Payable on Optional Redemption Price or Mandatory Redemption Price........    45

                                  ARTICLE XI

                                 MISCELLANEOUS

Section 11.01.  Compliance Certificates and Opinions, etc.......................................    45
Section 11.02.  Form of Documents Delivered to Indenture Trustee................................    46
Section 11.03.  Acts of Noteholders.............................................................    47
Section 11.04.  Notices, etc., to Indenture Trustee, Issuer Trust and Rating Agencies...........    47
Section 11.05.  Notices to Noteholders; Waiver..................................................    48
Section 11.06.  Effect of Headings and Table of Contents........................................    48
Section 11.07.  Successors and Assigns..........................................................    48
Section 11.08.  Separability....................................................................    49
Section 11.09.  Benefits of Indenture...........................................................    49
Section 11.10.  Legal Holidays..................................................................    49
Section 11.11.  Governing Law...................................................................    49
Section 11.12.  Counterparts....................................................................    49
Section 11.13.  Recording of Indenture..........................................................    49
Section 11.14.  Trust Obligation................................................................    49
Section 11.15.  Inspection......................................................................    50

                                   EXHIBITS

EXHIBIT A      -    Form of Note
EXHIBIT B-1    -    Form of  Rule 144A Transfer Certificate
EXHIBIT B-2    -    Form of Purchaser's Letter for Institutional Accredited
                    Investor
EXHIBIT B-3    -    Form of Transfer Affidavit
EXHIBIT C      -    Form of Legend

                                   SCHEDULES

SCHEDULE A     -    Targeted Principal Payment Schedule

          This Indenture dated as of July 29, 1998, between DENVER ARENA TRUST, a Delaware business trust (the "Issuer Trust"), and THE BANK OF NEW YORK, a New
                                ------------
York banking corporation (the "Indenture Trustee").
                               -----------------

                                   RECITALS:
                                   --------

          The Issuer Trust has duly authorized the execution and delivery of this Indenture to provide for the issuance of its secured Arena Revenue Backed Notes (the "Notes") limited in principal amount and issued as in this Indenture
            -----
provided;

          All things necessary to make this Indenture a valid agreement of the Issuer Trust in accordance with its terms have been done;

          As collateral security for its obligations under this Indenture and the Notes, the Issuer Trust has collaterally assigned to the Indenture Trustee all of its right, title and interest in and to the Collateral pursuant to the Security Agreement [Indenture Trustee];

          The Indenture Trustee, on behalf of the Noteholders, acknowledges the Grant in the Security Agreement [Indenture Trustee], accepts the trusts hereunder and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Noteholders may adequately and effectively be protected.

          In consideration of the recitals and mutual covenants herein contained, the Issuer Trust and the Indenture Trustee hereby agree as follows for the benefit of each of them and for the equal and ratable benefit of the holders of the Notes:

                                   ARTICLE I

                                  DEFINITIONS

          Section 1.01.  Definitions.  Except as otherwise specified herein or
                         -----------
as the context may otherwise require, capitalized terms used in this Indenture shall have the respective meanings set forth in Appendix A to the Sale and
                                                ----------
Servicing Agreement, dated as of July 29, 1998, among the Issuer Trust, Ascent Arena Company, LLC, as Transferor and Servicer, and the Indenture Trustee.

          Section 1.02.  Rules of Construction.  Unless the context otherwise
                         ---------------------
requires:

          (i)   a term has the meaning assigned to it;

                                     S-A-1

          (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect in the United States from time to time;

          (iii)  "or" is not exclusive;

          (iv) words in the singular include the plural and words in the plural include the singular; and

          (v) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented (as provided in such documents) and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                  ARTICLE II

                                   THE NOTES

          Section 2.01.  Form.  The Notes shall be designated as the "Denver
                         ----
Arena Trust, Arena Revenue Backed Notes". The Notes shall be in substantially the form set forth in Exhibit A hereto, with such appropriate insertions,
                      ---------
omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

          The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

          Each Note shall be dated the date of its authentication. The terms of the Notes are set forth in Exhibit A hereto. The terms of each Note are part of
                           ---------
the terms of this Indenture.

          Section 2.02.  Execution, Authentication, Delivery and Dating. The
                         ----------------------------------------------
Notes shall be executed on behalf of the Issuer Trust by an Authorized Officer thereof. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

          Notes bearing the manual or facsimile signature of individuals who were, at any time, Authorized Officers of the Issuer Trust shall bind the Issuer Trust, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

          Subject to the satisfaction of the conditions set forth in Section
                                                                     -------
2.08 hereof, the Indenture Trustee shall upon receipt of an Issuer Order
----
authenticate and deliver the Notes for original issue in the following principal amount: $139,835,000. The aggregate principal amount of the Notes outstanding at any time may not exceed such amount.

          The Notes that are authenticated and delivered by the Indenture Trustee to or upon the order of the Issuer Trust on the Closing Date shall be dated July 29, 1998. All other Notes that are authenticated after the Closing Date for any other purpose under the Indenture shall be dated the date of their authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $5,000 and integral multiples of $1,000 in excess thereof.

          No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

          Section 2.03.  Registration; Registration of Transfer and Exchange.
                         ---------------------------------------------------
The Issuer Trust shall cause to be kept a register (the "Note Register") in
                                                         -------------
which, subject to such reasonable regulations as it may prescribe, the Issuer Trust shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee initially shall be the "Note
                                                                  ----
Registrar" for the purpose of registering Notes and transfers of Notes as herein
---------
provided. Upon any resignation of any Note Registrar, the Issuer Trust shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

          If a Person other than the Indenture Trustee is appointed by the Issuer Trust as Note Registrar, the Issuer Trust will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Noteholders and the principal amounts and number of such Notes.

          Upon surrender for registration of transfer of any Note at the office or agency of the Issuer Trust to be maintained as provided in Section 3.02
                                                              ------------
hereof, the Issuer Trust shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes in any authorized denominations, of a like aggregate principal amount as such Note or Notes.

          At the option of the related Noteholder, Notes may be exchanged for other Notes in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at the office or agency of the Issuer Trust. Whenever any Notes are so surrendered for exchange, the Issuer Trust shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes which such Noteholder is entitled to receive.

          All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer Trust, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

          Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the related Noteholder or such Noteholder's attorney duly authorized in writing.

          No service charge shall be made to a Noteholder for any registration of transfer or exchange of Notes, but the Issuer Trust may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 9.05 hereof not involving any transfer.
                      ------------

          The preceding provisions of this Section 2.03 notwithstanding, the
                                           ------------
Issuer Trust shall not be required to make, and the Note Registrar need not register, transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to such Note.

          Section 2.04.  Mutilated, Destroyed, Lost or Stolen Notes. If (i) any
                         ------------------------------------------
mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer Trust and the Indenture Trustee harmless, then, in the absence of notice to the Issuer Trust, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, an Authorized Officer of the Issuer Trust shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen
                  --------  -------
Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer Trust may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer Trust and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to which it was delivered or any Person taking such replacement Note from such Person to which such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer Trust or the Indenture Trustee in connection therewith.

          Upon the issuance of any replacement Note under this Section 2.04, the
                                                               ------------
Issuer Trust may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

          Every replacement Note issued pursuant to this Section 2.04 in
                                                         ------------
replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer Trust, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

          The provisions of this Section 2.04 are exclusive and shall preclude
                                 ------------
(to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

          Section 2.05.  Persons Deemed Note Owners. Prior to due presentment
                         --------------------------
for registration of transfer of any Note, the Issuer Trust, the Indenture Trustee and any agent of the Issuer Trust or the Indenture Trustee may treat the Registered Holder as the Note Owner for the purpose of receiving payments of principal and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer Trust, the Indenture Trustee or any agent of the Issuer Trust or the Indenture Trustee shall be affected by notice to the contrary.

          Section 2.06.  Distribution of Principal and Interest; Defaulted
                         --------------------------------------
Interest . (a) The Notes shall accrue interest at the Note Interest Rate, and such interest shall be payable on each Distribution Date as specified in the form of the Notes set forth in Exhibit A hereto, subject to Section 3.01 hereof.
                               ---------                    ------------
Each installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer Trust on the applicable Distribution Date shall be paid (i) with respect to Definitive Notes, to the Person in the name of which such Note (or one or more Predecessor Notes) is registered on the Record Date by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date, or
(ii) with respect to Book-Entry Notes, by wire transfer in immediately available funds to the account designated by the nominee (initially, Cede & Co.) of the Clearing Agency, except for the final installment of principal payable with respect to such Note on a Distribution Date or on the Rated Final Maturity Date (and except for the Optional Redemption Price or the Mandatory Redemption Price for any Note called for redemption pursuant to Section 10.01 or Section 10.02
                                               -------------    -------------
hereof), which shall be payable as provided in Section 2.06(b) below. The funds
                                               ---------------
represented by any such installment returned undelivered shall be held in accordance with Section 3.03 hereof.
                ------------

          (b) The Targeted Principal Distribution Amount shall be payable in accordance with the Targeted Principal Payment Schedule attached hereto as Schedule A. Notwithstanding the foregoing, the entire unpaid principal amount of
----------
the Notes shall be due
and payable, if not previously paid, on the earlier of (i) the Rated Final Maturity Date, (ii) the Optional Redemption Date, (iii) the Mandatory Redemption Date, or (iv) the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Majority Noteholders shall have declared the Notes to be immediately due and payable in the manner provided in
Section 5.02 hereof.
------------

          All principal payments on the Notes shall be made pro rata to the Noteholders. The Indenture Trustee shall notify the Person in the name of which a Note is registered at the close of business on the Record Date preceding the Distribution Date on which the Issuer Trust expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Distribution Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section
                                                                        -------
10.02 hereof.
-----

          Section 2.07.  Cancellation.  All Notes surrendered for payment,
                         ------------
registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall promptly be canceled by the Indenture Trustee. The Issuer Trust may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which Notes the Issuer Trust may have acquired in any manner whatsoever, and all Notes so delivered shall promptly be canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.07, except as
                                                       ------------
expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer Trust shall direct by an Issuer Order that they be returned to it; provided, however, that such
                                                --------  -------
Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

          Section 2.08.  Conditions Precedent to the Authentication of the
                         -------------------------------------------------
Notes. The Notes may be authenticated by the Indenture Trustee upon receipt by
-----
the Indenture Trustee of the following:

          (a) An Issuer Order authorizing the execution and authentication of such Notes from the Issuer Trust.

          (b)  All of the items of Collateral specified in Section 2.04(a) of
                                                           ---------------
the Sale and Servicing Agreement which shall be delivered to the Indenture Trustee or its designee.

          (c)  An executed counterpart of the Trust Agreement.

          (d) Opinions of Counsel addressed to the Indenture Trustee to the effect that:

               (i) all conditions precedent provided for in this Indenture relating to the authentication of the Notes have been complied with;

               (ii) the Issuer Trust has power and authority to execute, deliver and perform its obligations under each Basic Document to which it is a party and each such document is enforceable against the Owner Trustee in accordance with its terms;

               (iii) the Issuer Trust has been duly formed, is validly existing as a business trust under the laws of the State of Delaware, 12 Del.
          C. Section 3801 et seq., and has power, authority and legal right to execute and deliver this Indenture and the Sale and Servicing Agreement;

               (iv) assuming due authorization, execution and delivery hereof by the Indenture Trustee, the Indenture is the valid, legal and binding obligation of the Issuer Trust, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent or preferential conveyance and other similar laws of general application affecting the rights of creditors generally and to general principles of equity (regardless of whether such enforcement is considered in a Proceeding in equity or at law);

               (v) the Notes, when executed and authenticated as provided herein and delivered against payment therefor, will be the valid, legal and binding obligations of the Issuer Trust pursuant to the terms of this Indenture, entitled to the benefits of this Indenture, and will be enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent or preferential conveyance and other similar laws of general application affecting the rights of creditors generally and to general principles of equity (regardless of whether such enforcement is considered in a Proceeding in equity or at law);

               (vi) the Trust Agreement authorizes the Issuer Trust to Grant the Collateral to the Indenture Trustee as security for the Notes;

               (vii) no authorization, approval or consent of any governmental body having jurisdiction in the premises which has not been obtained by the Issuer Trust is required to be obtained by the Issuer Trust for the valid issuance and delivery of the Notes, except that no opinion need be expressed with respect to any such authorizations, approvals or consents as may be required under any state securities or "blue sky" laws; and

               (viii) any other matters as the Indenture Trustee may reasonably request.

               (e) An Officer's Certificate (which need not comply with the requirements of Section 11.01 hereof) stating that:
                          -------------

               (i) the Issuer Trust is not in Default under this Indenture and the issuance of the Notes applied for will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Trust Agreement, any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer Trust is a party or by which it is bound, or any order of any court or administrative agency entered in any Proceeding to which the Issuer Trust is a party or by which it may be bound or to which it may be subject, and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes applied for have been complied with;

               (ii) the Issuer Trust has Granted to the Indenture Trustee all of its right, title and interest in and to the Collateral, and has delivered or caused the same to be delivered to the Indenture Trustee;

               (iii) attached thereto are true and correct copies of letters signed by the Rating Agency confirming that the Notes have been rated "A" by Fitch; and

               (iv) all conditions precedent provided for in this Indenture relating to the authentication of the Notes have been complied with.

          Section 2.09.  Release of Collateral.  Except as otherwise provided
                         ---------------------
in Section 11.01 hereof and Section 2.06(c) of the Sale and Servicing Agreement,
   -------------            ---------------
the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officer's Certificate and an Opinion of Counsel stating that such release would not adversely affect the rights of the Noteholders. Written notice of such release of Collateral shall be provided to the Rating Agency.

          Section 2.10.  Book-Entry Notes.  The Notes, when authorized by an
                         ----------------
Issuer Order, will be issued in book-entry form (the "Book-Entry Notes"), to be
                                                      ----------------
delivered to The Depository Trust Company, the initial Clearing Agency, by or on behalf of the Issuer Trust. The Book-Entry Notes shall be registered initially on the Note Register in the name of Cede & Co., the nominee of the Clearing Agency, and no Note Owner will receive a definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.12 hereof.
                                                     ------------
Unless and until Definitive Notes have been issued to such Note Owners pursuant to Section 2.12 hereof:
   ------------

          (i)    the provisions of this Section 2.10 shall be in full force and
                                        ------------
          effect with respect to such Notes;

          (ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and shall have no obligation to the Note Owners;

          (iii)  to the extent that the provisions of this Section 2.10 conflict
                                                           ------------
     with any other provisions of this Indenture, the provisions of this Section
                                                                         -------
     2.10 shall control;
     ----

          (iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Note Depository Agreement. Unless and until Definitive Notes are issued pursuant to Section 2.12
                                                              ------------
     hereof, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

          (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders evidencing a specified percentage of the Voting Interests of the Outstanding Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

          Section 2.11.  Notices to Clearing Agency.  Whenever a notice or
                         --------------------------
other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to such Note Owners pursuant to Section 2.12 hereof, the Indenture Trustee shall give all such notices and
   ------------
communications to the Clearing Agency and shall have no obligation to such Note Owners.

          Section 2.12.  Definitive Notes.  With respect to the Book-Entry
                         ----------------
Notes, if (i) the Issuer Trust advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to such Book-Entry Notes and the Issuer Trust is unable to locate a qualified successor, (ii) the Issuer Trust advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) Note Owners representing beneficial interests aggregating at least a majority of the Voting Interests of the Outstanding Book-Entry Notes advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of such Note Owners, then the Clearing Agency shall notify all Note Owners and the Indenture Trustee of the occurrence of such event and of the availability of Notes registered in the name of the Note Owners (the "Definitive Notes") to Note Owners requesting the same. Upon surrender to the
-----------------
Indenture Trustee of the printed Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer Trust shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer Trust, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes to such Note Owners, the Indenture Trustee shall recognize such Note Owners as Noteholders.

          (b) Notwithstanding the foregoing, Note Owners may transfer their Book-Entry Notes, to transferees who will hold such Notes as Definitive Notes and (ii) Noteholders may transfer their Definitive Notes to transferees who will hold such Notes as Book-Entry Notes, if the conditions set forth in this Section 2.12 are
                                                      ------------
satisfied.


          Any and all transfers from a Note Owner of a Book-Entry Note to a transferee wishing to take delivery in the form of a Definitive Note will require the transferee to take delivery subject to the restrictions on the transfer of such Definitive Note described in the legend set forth on the face of the such Definitive Note substantially in the form of Exhibit C attached
                                                         ---------
hereto (the "Legend"), and such transferee agrees that it will transfer such a
             ------
Definitive Note only as provided therein and herein. No such transfer shall be made and the Indenture Trustee shall not register any such transfer unless such transfer is made in accordance with this Section 2.12(b) and Section 2.14.
                                         ---------------     ------------

          Upon acceptance for exchange or transfer of a beneficial interest in a Book-Entry Note for a Definitive Note as provided herein, the Indenture Trustee shall endorse on (or cause the endorsement of) the schedule affixed to the related Book-Entry Note (or on a continuation of such schedule affixed to the such Book-Entry Note and made a part thereof) an appropriate notation evidencing the date of such exchange or transfer. Unless determined otherwise by the Indenture Trustee in accordance with applicable law, a Definitive Note issued upon transfer of or exchange for a beneficial interest in a Book-Entry Note shall bear the Legend.

          If a Holder of a Definitive Note wishes at any time to transfer such Definitive Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Book-Entry Note, such transfer may be effected only in accordance with the applicable procedures of the Depository Institution, and in accordance with this Section 2.12(b) and Section 2.14 hereof. Upon receipt by
                     ---------------     ------------
the Indenture Trustee at the Corporate Trust Office of (1) the Definitive Note to be transferred with an assignment and transfer, (2) written instructions given in accordance with the applicable procedures from a participant directing the Indenture Trustee to credit or cause to be credited to another specified participant's account a beneficial interest in the Book-Entry Note, in an amount equal to the Principal Balance of such Definitive Note to be so transferred, (3) a written order given in accordance with the applicable procedures containing information regarding the account of the participant to be credited with such beneficial interest, and (4) transfer documentation received for a "Qualified Institutional Buyer" pursuant to Section 2.14, the Indenture Trustee shall (i)
                                 ------------
cancel such Definitive Note, (ii) execute and deliver a new Note for the Principal Balance of the Definitive Note so canceled, registered in the name of Cede & Co. (or such other nominee of the Clearing Agency), and (iii) shall instruct the Depository Institution to increase the Principal Balance of the Book-Entry Note by the Principal Balance of the Definitive Note so canceled, and to credit or cause to be credited to the account of the Person specified in such instructions a corresponding Principal Balance of the Book-Entry Note.

          Under no circumstances may an institutional "accredited investor" under Regulation D of the Securities Act take delivery in the form of a beneficial interest in a Book-Entry Note if such purchaser is not a "qualified institutional buyer" as defined under Rule 144A under the Securities Act.

          An exchange of a beneficial interest in the Book-Entry Note for one or more Definitive Notes, an exchange of one or more Definitive Notes for a beneficial interest in the Book-Entry Note and an exchange of one or more Definitive Notes for one or more other Definitive Notes (in each case, whether or not such exchange is made in anticipation of subsequent transfer, and in the case of the Book-Entry Note, so long as the Book-Entry Note remains outstanding and is held by or on behalf of the Depository Institution), may be made only in accordance with this Section 2.12(b) and Section 2.14 and in accordance with the
                     ---------------     ------------
rules of the Depository Institution.

          Section 2.13.  Tax Treatment.  The Issuer Trust has entered into
                         -------------
this Indenture, and the Notes will be issued, with the intention that for all purposes, including federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer Trust secured by the Collateral. The Issuer Trust, by entering into this Indenture, and each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for all purposes, including federal, state and local income, single business and franchise tax purposes, as indebtedness of the Issuer Trust.

          Section 2.14.  Limitations on Transfer of the Notes.  The Notes have
                         ------------------------------------
not been and will not be registered under the Securities Act or any state securities law and will not be listed on any exchange. No transfer of a Definitive Note or exchange of a Definitive Note for a beneficial interest in a Book-Entry Note (or vice versa) may be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. In the event that a transfer of a Definitive Note, or transfer of a beneficial interest in a Book-Entry Note to a transferee who wishes to take delivery thereof in the form of a Definitive Note, is to be made in reliance upon an exemption from the Securities Act and state securities laws, in order to assure compliance with the Securities Act and such laws, the prospective transferee shall (A) in the event that the transfer is made in reliance upon Rule 144A under the Securities Act, deliver a certification substantially in the form of Exhibit B-3 hereto and cause the
                                           -----------
transferring Noteholder to deliver a certification substantially in the form of Exhibit B-1 hereto, or (B) in the event that the transfer is made to an
-----------
institutional "accredited investor" within the meaning of Rule 501(a)(1), (2),
(3) or (7) of Regulation D under the Securities Act that is not a "qualified institutional buyer," deliver a certification substantially in the form of Exhibit B-2 hereto.
-----------

          Section 2.15.  CUSIP Numbers.    The Issuer Trust in issuing the Notes
                         --------------
may use "CUSIP" numbers (if then generally in use), and, if so, the Indenture Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to the Noteholders; provided that any such notice may state that no representation
                 --------
is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer Trust will promptly notify the Indenture Trustee of any change in the "CUSIP" numbers.

                                  ARTICLE III

                                   COVENANTS

          Section 3.01.  Distribution of Principal and Interest.  The Issuer
                         --------------------------------------
Trust will duly and punctually pay (or cause to be paid) the principal of and interest on the Notes in accordance with the terms of the Notes, the Sale and Servicing Agreement and this Indenture. Without limiting the foregoing, subject to and in accordance with Section 5.01(c) of the Sale and Servicing Agreement,
                          ---------------
the Issuer Trust will cause to be distributed all amounts on deposit in the Collection Account on each Distribution Date deposited therein pursuant to the Sale and Servicing Agreement for the benefit of the Noteholders. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer Trust to such Noteholder for all purposes of this Indenture. The Notes shall be non-recourse obligations of the Issuer Trust and shall be limited in right of payment to amounts available from the Collateral, as provided in this Indenture. The Issuer Trust shall not otherwise be liable for payments on the Notes. If any other provision of this Indenture shall be deemed to conflict with the provisions of this Section 3.01, the provisions of this Section 3.01
                            ------------                         ------------
shall control.

          Section 3.02.  Maintenance of Office or Agency. The Issuer Trust will
                         -------------------------------
maintain in the Borough of Manhattan in The City of New York an office or agency where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer Trust in respect of the Notes and this Indenture may be served. The Issuer Trust hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes and to serve as Paying Agent with respect to the Notes. The Issuer Trust will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer Trust shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer Trust hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

          Section 3.03.  Money for Distributions to be Held in Trust. All
                         -------------------------------------------
payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account pursuant to Section
                                                                    -------
5.01(c) of the Sale and Servicing Agreement shall be made on behalf of the
-------
Issuer Trust by the Indenture Trustee, in its capacity as Paying Agent, and no amounts so withdrawn from the Collection Account for payments of Notes shall be paid over to the Issuer Trust except as provided in this Section 3.03.
                                                         ------------

          On or before the Business Day preceding each Distribution Date and the Redemption Date, the Paying Agent shall deposit or cause to be deposited in the Collection Account an aggregate sum sufficient to pay the amounts due on such Distribution Date or the Redemption Date under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.

          Any successor or additional Paying Agent shall be appointed by an Issuer Order with written notice thereof to the Indenture Trustee. Any Paying Agent appointed by the Issuer Trust shall be a Person which would be eligible to be Indenture Trustee hereunder as provided in Section 6.11 hereof and will be,
                                              ------------
at the time of such appointment, a Depository Institution.

          The Issuer Trust will cause each Paying Agent to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

          (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

          (ii) give the Indenture Trustee notice of any default by the Issuer Trust (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

          (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

          (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

          (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; provided, however, that
                                                     --------  -------
     with respect to withholding and reporting requirements applicable to original issue discount (if any) on the Notes, the Issuer Trust shall have first provided the calculations pertaining thereto.

          The Issuer Trust may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Subject to applicable laws with respect to escheat of funds or abandoned property, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer Trust, and the related Noteholder shall thereafter, as an unsecured general creditor, look only to the Issuer Trust for payment thereof (but only to the extent of the amounts so paid to the Issuer Trust), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the
                                                   --------  -------
Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense of the Issuer Trust cause to be published, once in a newspaper of general circulation in The City of New York customarily published in the English language on each Business Day, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer Trust. The Indenture Trustee shall also adopt and employ, at the expense of the Issuer Trust, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Noteholder whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Noteholder).

          Section 3.04.  Existence.  (a) Subject to subparagraph (b) of this
                         ---------
Section 3.04, the Issuer Trust will keep in full effect its existence, rights
------------
and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer Trust hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer Trust will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes and the Collateral.

          (b) Any successor to the Owner Trustee appointed pursuant to Section
                                                                       -------
10.2 of the Trust Agreement shall be the successor Owner Trustee under this
----
Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto.

          (c) Upon any consolidation or merger of or other succession to the Owner Trustee, the Person succeeding to the Owner Trustee under the Trust Agreement may exercise every right and power of the Owner Trustee under this Indenture with the same effect as if such Person had been named as the Owner Trustee herein.

          Section 3.05.  Protection of Collateral.  Upon receipt of written
                         ------------------------
request from the Servicer in accordance with Section 11.06 of the Sale and Servicing Agreement, the Issuer Trust will from time to time execute and deliver all such reasonable supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

          (i) provide further assurance with respect to the Grant of all or any portion of the Collateral;

          (ii) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

          (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

          (iv)   enforce any rights with respect to the Collateral; or

          (v) preserve and defend title to the Collateral and the rights of the Indenture Trustee and the Noteholders in such Collateral against the claims of all persons and parties.

          Section 3.06.  Annual Opinions as to Collateral.  On or before March
                         --------------------------------
15th in each calendar year, beginning in 1999, the Servicer on behalf of the Issuer Trust shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto, the Security Agreement [Indenture Trustee], any supplements or amendments thereto, and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto, the Security Agreement [Indenture Trustee], any supplements or amendments thereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until March 15th of the following calendar year. Upon written request of the Servicer, the Issuer Trust will file any necessary UCC-3 continuation statements.

          Section 3.07.  Performance of Obligations.  (a) The Issuer Trust
                         --------------------------
will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Security Documents, the Arena Agreement or the Sale and Servicing Agreement.

          (b) The Issuer Trust may contract with or otherwise obtain the assistance of other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer Trust shall be deemed to be action taken by the Issuer Trust.

          (c) The Issuer Trust will punctually perform and observe all of its obligations and agreements contained in this Indenture, in the Basic Documents and in the instruments and agreements included in the Collateral.

          (d) If the Issuer Trust shall have knowledge of the occurrence of an Event of Default under the Sale and Servicing Agreement, the Issuer Trust shall promptly notify the Indenture Trustee and the Rating Agency thereof in writing, and shall specify in such notice the action, if any, the Issuer Trust is taking with respect to curing such default. If such an Event of Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement, the Issuer Trust shall take all reasonable steps available to it to remedy such failure.

          (e) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer Trust agrees (i) that it will not, without the prior written consent of the Indenture Trustee, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise provided in the Security Documents to which it is a party and the Sale and Servicing Agreement) or waive timely performance or observance by the Servicer or the Transferor of their respective obligations under the Sale and Servicing Agreement; and (ii) that any such amendment shall not (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, payments that are required to be made for the benefit of the Noteholders (except to the extent otherwise provided in the Security Agreement [Indenture Trustee] and the Sale and Servicing Agreement) or
(B) reduce the aforesaid percentage of the Notes that is required to consent to any such amendment, without the consent of all of the Noteholders. If any such amendment, modification, supplement or waiver shall so be consented to by the Indenture Trustee, the Issuer Trust agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.
Notice of any such amendment, modification, supplement or waiver shall be delivered by the Issuer Trust to the Rating Agency.

          Section 3.08.  Negative Covenants. So long as any Notes are
                         ------------------
Outstanding, the Issuer Trust shall not:

          (i) except as expressly permitted by this Indenture, the Security Agreement [Indenture Trustee] or the Sale and Servicing Agreement, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer Trust, including those included in the Collateral, unless directed to do so by the Indenture Trustee;

          (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Collateral;

          (iii) engage in any business or activity other than as permitted by the Trust Agreement, the Security Agreement [Indenture Trustee] and the Sale and Servicing Agreement or other than in connection with, or relating to, the issuance of Notes pursuant to this Indenture, or amend the Trust Agreement as in effect on the Closing Date other than in accordance with
     Section 11.1 thereof;
     ------------

          (iv)    issue debt obligations under any other indenture;

          (v) incur or assume any indebtedness or guarantee any indebtedness of any Person, except for such indebtedness as may be incurred by the Issuer Trust in connection with the issuance of the Notes pursuant to this Indenture;

          (vi) dissolve or liquidate in whole or in part or merge or consolidate with any other Person;

          (vii) (A) permit the validity or effectiveness of this Indenture, the Arena Agreement or the Security Documents to be impaired, or permit the City Lien, the Security Documents or of this Indenture to be amended, hypothecated, subordinated, terminated or discharged except as set forth in the City Intercreditor Agreements, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may expressly be permitted by the City Intercreditor Agreements or the Security Documents, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of the Security Documents, this Indenture and the City Lien) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on the Site or the New Arena Facility and which shall be promptly discharged) or (C) permit the lien of the Security Documents and of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Collateral, subject to the terms of the City Intercreditor Agreements; or

          (viii) take any other action or fail to take any action which may cause the Issuer Trust to be taxable as (a) an association pursuant to
     Section 7701 of the Code and the corresponding regulations or (b) as a taxable mortgage pool pursuant to Section 7701(i) of the Code and the corresponding regulations.

          Section 3.09.  Annual Statement as to Compliance.  The Issuer Trust
                         ---------------------------------
will deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer Trust (commencing in the fiscal year 1998), an Officer's Certificate stating, as to the Authorized Officer of the Issuer Trust signing such Officer's Certificate, that:

          (i) a review of the activities of the Issuer Trust during such year and of its performance under this Indenture has been made under such Authorized Officer's supervision; and

          (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer Trust has complied with all conditions and covenants under this Indenture throughout such year (without regard to notice requirements or grace periods), or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

          Section 3.10.  Covenants of the Issuer Trust.  All covenants of the
                         -----------------------------
Issuer Trust in this Indenture are covenants of the Issuer Trust and are not covenants of the Owner Trustee. The Owner Trustee is, and any successor Owner Trustee under the Trust Agreement will be, entering into this Indenture solely as Owner Trustee under the Trust Agreement and not in its respective individual capacity, and in no case whatsoever shall the Owner Trustee or any such successor Owner Trustee be personally liable on, or for any loss in respect of, any of the statements, representations, warranties or obligations of the Issuer Trust hereunder, as to all of which the parties hereto agree to look solely to the property of the Issuer Trust.

          Section 3.11.  Restricted Payments.  The Issuer Trust shall not,
                         -------------------
directly or indirectly, (i) pay any dividend or make any payment (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee, the Servicer, the Transferor, or any Affiliate thereof, or any owner of a beneficial interest in the Issuer Trust or otherwise with respect to any ownership or equity interest or security in or of the Issuer Trust, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer
                                            --------  -------
Trust may make, or cause to be made, payments to the Servicer, the Indenture Trustee, the Owner Trustee, the Paying Agent, the Noteholders and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement or the Trust Agreement.

          Section 3.12.  Notice of Events of Default . The Issuer Trust shall
                         ---------------------------
give the Indenture Trustee and the Rating Agency prompt written notice of each Event of Default hereunder and each default on the part of the Servicer or the Transferor of their respective obligations under the Sale and Servicing Agreement.

          Section 3.13.  Further Instruments and Acts. Upon request of the
                         ----------------------------
Indenture Trustee, the Issuer Trust will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                                  ARTICLE IV

                          SATISFACTION AND DISCHARGE

          Section 4.01.  Satisfaction and Discharge of Indenture. This Indenture
                         ---------------------------------------
shall cease to be of further effect with respect to the Notes (except as to (i) Sections 3.03, 3.04 and 3.10 hereof, (ii) the rights, obligations and immunities
-------------------     ----
of the Indenture Trustee hereunder

(including the rights of the Indenture Trustee under Section 6.07 hereof and the
                                                     ------------
obligations of the Indenture Trustee under Section 4.02 hereof) and (iii) the
                                           ------------
rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them), and the Indenture Trustee, on demand of and at the expense of the Issuer Trust, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when all of the following have occurred:

          (A) either (1) all Notes theretofore authenticated and delivered (other than Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.04 hereof) shall have been delivered
                                ------------
to the Indenture Trustee for cancellation; or (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation shall have become due and payable, and the Issuer Trust has irrevocably deposited or caused irrevocably to be deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation; and

          (B) the latest of (a) 18 months after payment in full of all outstanding obligations under the Notes, (b) the payment in full of all unpaid Trust Fees and Expenses and (c) the date on which the Issuer Trust has paid or caused to be paid all other sums payable hereunder by the Issuer Trust; and

          (C) the Issuer Trust shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each meeting the applicable requirements of Section 11.01(a) hereof and, subject to Section 11.02 hereof,
                ----------------                        -------------
each stating that all conditions precedent herein provided for, relating to the satisfaction and discharge of this Indenture with respect to the Notes, have been complied with.

          Section 4.02.  Application of Trust Money.  All moneys deposited
                         --------------------------
with the Indenture Trustee pursuant to Sections 3.03 and 4.01 hereof shall be
                                       -------------     ----
held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Noteholders for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

          Section 4.03.  Repayment of Moneys Held by Paying Agent. In connection
                         ----------------------------------------
with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer Trust, be paid to the Indenture Trustee to be held and applied according to Section 3.03 hereof and thereupon such Paying Agent shall be
             ------------
released from all further liability with respect to such moneys.

                                   ARTICLE V

                                   REMEDIES

          Section 5.01.  Events of Default. An "Event of Default," wherever used
                         -----------------       ----------------
herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body or otherwise):

          (a) notwithstanding that there may be insufficient sums in the Collection Account for payment thereof on the related Distribution Date, default in the payment of any interest on any Note when the same becomes due and payable, and continuance of such default for a period of two (2) Business Days; or

          (b) notwithstanding that there may be insufficient sums in the Collection Account for payment thereof on the related Distribution Date, default in the payment of the principal of any Note when the same becomes due and payable on the Rated Final Maturity Date; or

          (c) default in the observance or performance of any covenant or agreement of the Issuer Trust made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with) or in any other Basic Document to which the Issuer Trust is a party, or any representation or warranty of the Issuer Trust made in this Indenture, any other Basic Document to which the Issuer Trust is a party or in any certificate or other writing delivered pursuant hereto or thereto or in connection herewith or therewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer Trust by the Indenture Trustee, or to the Issuer Trust and the Indenture Trustee by the Holders of at least 25% of the Voting Interests of the Outstanding Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder; or

          (d) default in the observance or performance of any material covenant or agreement of the Transferor made in the Trust Agreement, the Sale and Servicing Agreement or any other Basic Document to which it is a party or any representation or warranty of the Transferor made in the Trust Agreement, the Sale and Servicing Agreement or any other Basic Document to which it is a party, or in any certificate or other writing delivered pursuant thereto or in connection therewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer Trust by the Indenture

Trustee, or to the Issuer Trust and the Indenture Trustee by the Holders of at least 25% of the Voting Interests of the Outstanding Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder; provided, however, that if (i) such default cannot be cured within such 30 day
--------  -------
period, (ii) such default is susceptible of being cured in the reasonable opinion of the Transferor, (iii) no other Event of Default has occurred and is continuing, (iv) the Transferor is proceeding with diligence and in good faith to cure such default, (v) the existence of such default is not reasonably likely to result in any Revenue Contractor being entitled to discontinue making payments under its respective Revenue Agreement, and (vi) the Indenture Trustee has received an Officer's Certificate of the Transferor with respect to clauses
(i), (ii), (iii), (iv) and (v) above, then such 30 day period shall be extended by up to an additional 60 days as shall be necessary for the Transferor to diligently cure such default; or

          (e) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer Trust or any substantial part of the Collateral in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer Trust or for any substantial part of the Collateral, or ordering the winding-up or liquidation of the Issuer Trust's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

          (f) the commencement by the Issuer Trust of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer Trust to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer Trust to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer Trust or for any substantial part of the Collateral, or the making by the Issuer Trust of any general assignment for the benefit of creditors, or the failure by the Issuer Trust generally to pay its debts as such debts become due, or the taking of any action by the Issuer Trust in furtherance of any of the foregoing; or

          (g) failure by the Transferor to pay the amount required to be paid by it in the event of the mandatory redemption of the Notes pursuant to clauses
(iii) or (iv) of Section 10.01 hereof.
                 -------------


          The Issuer Trust shall deliver to the Indenture Trustee, within five days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clauses (c) and (d) above, the status of such event and what action the Issuer Trust is taking or proposes to take with respect thereto.

          Section 5.02.  Acceleration of Maturity; Rescission and Annulment. If
                         --------------------------------------------------
an Event of Default should occur and be continuing, then (i) if such Event of Default arises under Section 5.01(e) or (f) hereof, automatically and without
                     ----------------------
any further act by the Indenture Trustee, the Issuer Trust or any other Person and without protest, presentment, demand or notice of any kind, all of which are hereby waived by the Issuer Trust, the unpaid principal amount of the Notes, together with accrued and unpaid interest shall be immediately due and payable and (ii) in all other cases, the Indenture Trustee, at the direction or upon the prior written consent of the Majority Noteholders, may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer Trust (and to the Indenture Trustee if given directly by the Majority Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon shall become immediately due and payable.

          At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the moneys due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the
                                                         ---------
Majority Noteholders, by written notice to the Issuer Trust and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

          (a) the Issuer Trust has paid or deposited with the Indenture Trustee a sum sufficient to pay:

     1. all payments of principal and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

     2. all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

          (b) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12 hereof. No such rescission shall affect any
                      ------------
subsequent default or impair any right consequent thereto.

          Section 5.03.  Collection of Indebtedness and Suits for Enforcement by
                         -------------------------------------------------------
Indenture Trustee. (a) The Issuer Trust covenants that if (i) default is made in
-----------------
the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of two (2) Business Days, or (ii) default is made in the payment of the principal of any Note when the same becomes due and payable on the Rated Final Maturity Date, the Issuer Trust will, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the benefit of the Noteholders, the entire amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest at the rate borne by the Notes and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

          (b) In the event that the Issuer Trust shall fail to pay such amounts upon such demand, the Indenture Trustee may, and shall at the direction of the Majority

Noteholders, institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer Trust or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer Trust or other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

          (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, in its discretion, and shall at the direction of the Majority Noteholders, as more particularly provided in Section 5.04 hereof, proceed to
                                              ------------
protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

          (d) In case there shall be pending, relative to the Issuer Trust or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Collateral, Proceedings under the Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer Trust or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer Trust or other obligor upon the Notes, or to the creditors or property of the Issuer Trust or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered by intervention in such Proceedings or otherwise:

          (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee, and its agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

          (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

          (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and the Indenture Trustee on their behalf; and

          (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial proceedings relative to the Issuer Trust, its creditors and its property; and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred and all advances made by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

          (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

          (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, shall be for the ratable benefit of the Noteholders.

          (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

          Section 5.04.  Remedies; Priorities.
                         --------------------

          (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may, and at the direction of the Majority Noteholders shall, do one or more of the following (subject to Section 5.05 hereof):
                                            ------------

          (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer Trust and any other obligor upon such Notes moneys adjudged due;

          (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Collateral;

          (iii) subject to the City Intercreditor Agreements, exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Noteholders; and

          (iv) sell the Collateral or any portion thereof or rights or interest therein in a commercially reasonable manner as provided in the Security Agreement [Indenture Trustee] and the other Security Documents. In determining compliance with the Security Documents, the Indenture Trustee shall obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

          (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the
                 ---------
following order (subject to the terms of the City Intercreditor Agreements):

          FIRST:   to the Indenture Trustee for the Indenture Trustee Fee then due and unpaid and any costs or expenses incurred by it in connection with the enforcement of the remedies provided for in this Article V and to the Owner Trustee for the Owner Trustee Fee then due and unpaid;

          SECOND:  any amounts due and unpaid to the City pursuant to the Lease;

          THIRD:   to the Servicer for the Servicing Fee then due and unpaid, unless the Servicer is the initial Servicer and there shall have occurred and be continuing a Servicer Event of Default;

          FOURTH: to the Custodian for the Custodian Fee, if any, then due and unpaid;

          FIFTH:   to the Noteholders for amounts due and unpaid on the Notes for interest and principal, pro rata according to the amounts due and payable on the Notes;

          SIXTH:   to the Certificate Paying Agent, for any amounts to be
     distributed pro rata to the Certificateholders pursuant to the Trust Agreement and the City Intercreditor Agreements.

          The Indenture Trustee may schedule a record date and Distribution Date for any payment to be made to the Noteholders pursuant to this Section. At least 15 days before such record date, the Indenture Trustee shall mail to each Noteholder and the Issuer Trust a notice that states the record date, the Distribution Date and the amount to be paid.

          Section 5.05.  Optional Preservation of the Collateral.  If the
                         ---------------------------------------
Notes have been declared to be due and payable under Section 5.02 hereof
                                                     ------------
following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Collateral. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Collateral. In determining whether to maintain possession of the Collateral, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

          Section 5.06.  Limitation of Suits. No Noteholder shall have any
                         -------------------
right to institute any Proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (a) such Noteholder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

          (b) the Holders of not less than 25% of the Voting Interests of the Outstanding Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

          (c) such Holder or Holders have offered to the Indenture Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

          (d) the Indenture Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, has failed to institute such Proceeding; and

          (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Majority Noteholders.

          It is understood and intended that no Noteholder shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholder or to obtain or to seek to obtain priority or preference over any other Noteholder or to enforce any right under this Indenture, except in the manner herein provided.

          In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each representing less than the Majority Noteholders, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

          Section 5.07.  Unconditional Rights of Noteholders to Receive
                         ----------------------------------------------
Principal and Interest.  Notwithstanding any other provisions in this
----------------------
Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note on or after the Rated Final Maturity Date or as otherwise provided in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

          Section 5.08.  Restoration of Rights and Remedies.  If the Indenture
                         ----------------------------------
Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer Trust, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

          Section 5.09.  Rights and Remedies Cumulative.  Except as otherwise
                         ------------------------------
set forth in the last paragraph of Section 2.04 hereof, no right or remedy
                                   ------------
herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 5.10.  Delay or Omission Not a Waiver.  No delay or omission
                         ------------------------------
of the Indenture Trustee or any Noteholder to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law
                                                            ---------
to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

          Section 5.11.  Control by Noteholders.  The Majority Noteholders
                         ----------------------
shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided, however, that:
--------  -------

          (a) such direction shall not be in conflict with any applicable rule of law or with this Indenture;

          (b)  subject to the express terms of Section 5.04 hereof, any
                                               ------------
     direction to the Indenture Trustee to sell or liquidate the available Collateral shall be by Noteholders representing not less than 100% of the Voting Interests of all Notes Outstanding;

          (c)  if the conditions set forth in Section 5.05 hereof have been
                                              ------------
     satisfied and the Indenture Trustee elects to retain the Collateral pursuant to such Section, then any direction to the Indenture Trustee by Noteholders representing less than 100% of the Voting Interests of all Notes Outstanding to sell or liquidate the Collateral shall be of no force and effect; and

          (d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

          Notwithstanding the rights of the Noteholders set forth in this
Section 5.11, subject to Section 6.01 hereof, the Indenture Trustee need not
------------             ------------
take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

          Section 5.12.  Waiver of Past Defaults.  The Majority Noteholders
                         -----------------------
may waive any past Default or Event of Default and its consequences, except a Default (a) in the payment of principal or interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of each Noteholder. In the case of any such waiver, the Issuer Trust, the Indenture Trustee and the Noteholders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

          Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

          Section 5.13.  Undertaking for Costs.  All parties to this Indenture
                         ---------------------
agree, and each Noteholder by acceptance of the related Note (or a direct or indirect beneficial interest therein) shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Voting Interests of the Outstanding Notes or
(c) any suit instituted by any Noteholder for the enforcement of the payment of principal or interest on a Note on or after the related due date expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

          Section 5.14.  Waiver of Stay or Extension Laws.  The Issuer Trust
                         --------------------------------
covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture or the Security Agreement [Indenture Trustee], and the Issuer Trust (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          Section 5.15.  Action on Notes.  The Indenture Trustee's right to
                         ---------------
seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture or the Security Agreement [Indenture Trustee]. Neither the lien of this Indenture or of the Security Agreement [Indenture Trustee], nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer Trust or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer Trust. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b) hereof.
                           ---------------

          Section 5.16.  Performance and Enforcement of Certain Obligations.
                         --------------------------------------------------

          (a) Promptly following a request from the Indenture Trustee to do so, the Issuer Trust shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Transferor and the Servicer, as applicable, of each of their obligations to the Issuer Trust under or in connection with the Sale and Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer Trust under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Transferor or the Servicer thereunder and the institution of legal or administrative actions or Proceedings to compel or secure performance by the Transferor or the Servicer of each of their obligations under the Sale and Servicing Agreement.

          (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall either be in writing or by telephone confirmed in writing promptly thereafter) of the Holders of 66-2/3% of the Voting Rights of the Notes Outstanding shall, exercise all rights, remedies, powers, privileges and claims of the Issuer Trust against the Transferor or the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Transferor or the Servicer, as the case may be, of each of their obligations thereunder and to give any consent, request, notice, direction, approval, extension, or waiver under the Sale and Servicing Agreement, and any right of the Issuer Trust to take such action shall be suspended.

          Section 5.17.  Environmental Site Assessment. The Indenture Trustee
                         -----------------------------
shall not commence foreclosure of any mortgage on the Property unless a Phase I (and if appropriate, Phase II) environmental site assessment of the Property is conducted at the expense of the

Transferor, and no material environmental liabilities or potential material liabilities are detected thereby.

                                  ARTICLE VI

                             THE INDENTURE TRUSTEE

          Section 6.01.  Duties of Indenture Trustee.  (a) If an Event of
                         ---------------------------
Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would use under the circumstances in the exercise of such person's own affairs.

          (b)   Except during the continuance of an Event of Default:

          (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

          (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, in the case of any such
                                     --------  -------
     certificates or opinions which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

          (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (i) this paragraph does not limit the effect of paragraph (b) of this Section 6.01;
          ------------

          (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11 hereof.
                                          ------------

          (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraphs (a), (b), (c) and (g) of this Section
                                --------------------------------         -------
6.01.
----

          (e) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer Trust.

          (f) Money held in trust by the Indenture Trustee shall be segregated from other funds except to the extent permitted by law or the terms of this Indenture or the Sale and Servicing Agreement.

          (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; provided, however, that the Indenture Trustee
                              --------  -------
shall not refuse or fail to perform any of its duties hereunder solely as a result of nonpayment of its normal fees and expenses and provided, further, that
                                                         --------  -------
nothing in this Section 6.01(g) shall be construed to limit the exercise by the
                ---------------
Indenture Trustee of any right or remedy permitted under this Indenture or otherwise in the event of the Issuer Trust's failure to pay the Indenture Trustee's fees and expenses pursuant to Section 6.07 hereof. In determining
                                        ------------
that such repayment or indemnity is not reasonably assured to it, the Indenture Trustee must consider not only the likelihood of repayment or indemnity by or on behalf of the Issuer Trust but also the likelihood of repayment or indemnity from amounts payable to it from the Collateral pursuant to Section 6.07 hereof.
                                                           ------------

          (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section.

          (i) The Indenture Trustee shall not be required to take notice or be deemed to have notice or knowledge of any Event of Default (other than any Event of Default pursuant to Section 5.01(a) and (b) hereof) unless a Responsible
                       -----------------------
Officer of the Indenture Trustee shall have received written notice thereof or otherwise shall have actual knowledge thereof. In the absence of receipt of notice or such knowledge, the Indenture Trustee may conclusively assume that there is no Event of Default.

          Section 6.02.  Rights of Indenture Trustee.
                         ---------------------------

          (a) The Indenture Trustee may rely conclusively on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

          (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

          (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that such action or omission by the
                  --------  -------
Indenture Trustee does not constitute willful misconduct, negligence or bad faith.

          (e) The Indenture Trustee may consult with counsel of its selection, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          (f) The rights, privileges, protections, immunities and benefits given to the Indenture Trustee, including, without limitation, its rights to be indemnified, are extended to, and shall be enforceable by, the Indenture Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

          Section 6.03.  Individual Rights of Indenture Trustee. The Indenture
                         --------------------------------------
Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer Trust or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12
                                                        -------------     ----
hereof.

          Section 6.04.  Indenture Trustee's Disclaimer'. The Indenture Trustee
                         ------------------------------
shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, shall not be accountable for the Issuer Trust's use of the proceeds from the Notes, or responsible for any statement of the Issuer Trust in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

          Section 6.05.  Notices of Default.  If a Default occurs and is
                         ------------------
continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

          Section 6.06.  Reports by Indenture Trustee to Holders.  The
                         ---------------------------------------
Indenture Trustee shall deliver to each Noteholder such information as may be required to enable such Holder to prepare its federal and state income tax returns.

          Section 6.07.  Compensation and Indemnity.  As compensation for its
                         --------------------------
services hereunder, the Indenture Trustee shall be entitled to receive, on each Distribution Date, the Indenture Trustee's Fee (which compensation shall not be limited by any law on compensation of a trustee of an express trust) and shall be entitled to reimbursement by the Servicer for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer Trust agrees to cause the Transferor to indemnify the Indenture Trustee against any and all loss, damage, claim (whether asserted by the Issuer Trust or any Noteholder or any other Person) liability or expense (including attorneys' fees and expenses) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer Trust and the Transferor promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee so to notify the Issuer Trust and the Transferor shall not relieve the Issuer Trust of its obligations hereunder. The Issuer Trust shall defend or cause the Transferor to defend any such claim, and shall pay or cause the Transferor to pay the reasonable fees and expenses of separate counsel obtained by the Indenture Trustee with respect hereof, which counsel shall be reasonably acceptable to the Transferor. Neither the Issuer Trust nor the Transferor need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

          The Indenture Trustee shall have a lien prior to the Notes as to all property and funds held by it hereunder for any amount owing to it or any predecessor Indenture Trustee pursuant to this Section 6.07, except with respect
                                               ------------
to funds held in trust for the benefit of the Noteholders.

          The Issuer Trust's payment obligations to the Indenture Trustee pursuant to this Section 6.07 shall survive the discharge of this Indenture.
                 ------------
When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.01(a) hereof with respect to the Issuer Trust, the
             ---------------
expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

          Section 6.08.  Replacement of Indenture Trustee.  No resignation or
                         --------------------------------
removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08. The Indenture
                                             ------------
Trustee may resign at any time by so notifying the Issuer Trust. The Majority Noteholders may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer Trust shall remove the Indenture Trustee if:

          (a)  the Indenture Trustee fails to comply with Section 6.11 hereof;
                                                          ------------

          (b)  the Indenture Trustee is adjudged a bankrupt or insolvent;

          (c) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

          (d) the Indenture Trustee otherwise becomes incapable of performing its obligations under this Indenture.

          If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer Trust shall promptly appoint a successor Indenture Trustee.

          A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer Trust. Upon receipt of such written acceptance by the Issuer Trust, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture and the Security Agreement [Indenture Trustee]. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

          If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer Trust or the Majority Noteholders may petition, at the expense of the Issuer Trust, any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

          If the Indenture Trustee fails to comply with Section 6.11 hereof, any
                                                        ------------
Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

          Notwithstanding the replacement of the Indenture Trustee pursuant to this Section 6.08, the Issuer Trust's obligations under Section 6.07 hereof
     ------------                                       ------------
shall continue for the benefit of the retiring Indenture Trustee.

          Section 6.09.  Successor Indenture Trustee by Merger. If the Indenture
                         -------------------------------------
Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided,
                                                                  --------
however, that such corporation or banking association shall otherwise be
-------
qualified and eligible under Section 6.11 hereof. The Indenture Trustee
                                ------------
shall provide the Rating Agency prior written notice of any such transaction.

          In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

          Section 6.10.  Appointment of Co-Indenture Trustee or Separate
                         -----------------------------------------------
Indenture Trustee.  (a) Notwithstanding any other provisions of this
-----------------
Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Collateral, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 hereof
                                                           ------------
and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 hereof.
                                ------------

          (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed solely by such separate trustee or co-trustee, pursuant to and at the direction of the Indenture Trustee;

          (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

          (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon
                       ----------
its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, jointly with the Indenture Trustee, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

          (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture and the Security Agreement [Indenture Trustee] on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          Section 6.11.  Eligibility; Disqualification. The Indenture Trustee
                         -----------------------------
shall at all times be a corporation or a national banking association organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a commercial paper or other short term rating of the highest short term rating category of the Rating Agency and a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in Section 6.08.
                                            ------------

          Section 6.12.  Indenture Trustee's Application for Instructions from
                         -----------------------------------------------------
the Issuer Trust.  Any application by the Indenture Trustee for written
----------------
instructions from the Issuer Trust or the Servicer on behalf of the Issuer Trust may, at the option of the Indenture Trustee, set forth in writing any action proposed to be taken or omitted by the Indenture Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Indenture Trustee shall not be liable for any action taken by, or omission of, the Indenture Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than seven (7) Business Days after the date any Officer of the Issuer Trust actually receives such application, unless any such Officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Indenture Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

                                  ARTICLE VII

                        NOTEHOLDERS' LISTS AND REPORTS'

          Section 7.01.  Issuer Trust to Furnish Indenture Trustee Names and
                         ---------------------------------------------------
Addresses of Noteholders.  The Issuer Trust will furnish or cause to be
------------------------
furnished to the Indenture Trustee (a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Registered Holders, (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer Trust of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided,
                                                                     --------
however, that so long as the Indenture Trustee is the Note Registrar, no such
-------
list shall be required to be furnished.

          Section 7.02.  Preservation of Information. The Indenture Trustee
                         ---------------------------
shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 hereof and the names and addresses
                                 ------------
of Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.
                 ------------

          Section 7.03.  Reports by Indenture Trustee. The Indenture Trustee
                         ----------------------------
shall comply with all of its obligations as set forth in Article VI of the Sale and Servicing Agreement.

          Section 7.04.  144A Information. The Servicer on behalf of the Issuer
                         ----------------
Trust shall provide to the Indenture Trustee and the Indenture Trustee shall provide to any Noteholder and any prospective transferee designated by any such Noteholder information regarding the Notes and the Collateral and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) under the Securities Act for transfer of any such Note without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A under the Securities Act. Each Noteholder desiring to effect such a transfer shall, and does hereby agree to, indemnify the Issuer Trust, the Owner Trustee, the Indenture Trustee and the Company against any liability that may result if the transfer is not so exempt or is not made in accordance with federal and state securities laws.

                                 ARTICLE VIII

                     ACCOUNTS, DISBURSEMENTS AND RELEASES

          Section 8.01.  Collection of Money.
                         -------------------

          General.  Except as otherwise expressly provided herein, the Indenture
          -------
Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Collateral, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V hereof.
                          ---------

          Section 8.02.  Trust Accounts.  On or prior to the Closing Date, the
                         --------------
Servicer shall establish and maintain, in the name of the Indenture Trustee for the benefit of the Noteholders, or on behalf of the Owner Trustee for the benefit of the Certificateholders, the Trust Accounts as provided in Article V
                                                                     ---------
of the Sale and Servicing Agreement. The Indenture Trustee shall deposit amounts into each of the Trust Accounts in accordance with the terms of the Sale and Servicing Agreement and the Servicer's Remittance Report.

          Section 8.03.  General Provisions Regarding Accounts.  (a) So long
                         -------------------------------------
as no Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Trust Accounts shall be invested in Permitted Investments and reinvested by the Indenture Trustee at the specific written direction of the Servicer in accordance with the provisions of Article V of the
                                                              -----------
Sale and Servicing Agreement. All income or other gain from investments of moneys deposited in the Trust Accounts, except for the Debt Service Reserve Account and the Capitalized Interest Account, shall be deposited by the Indenture Trustee into the Collection Account in accordance with the provisions of the Sale and Servicing Agreement, and any loss resulting from such investments shall be charged to such account. The Servicer will not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in any of the Trust Accounts unless the security interest Granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, the Servicer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect. The Indenture Trustee shall have no liability whatsoever for any loss, fee, tax or other charge in connection with any such investments or the liquidation thereof.

          (b) Subject to Section 6.01(c) hereof, the Indenture Trustee shall not
                         ---------------
in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

          (c) If (i) the Servicer shall have failed to give investment directions for any funds on deposit in the Trust Accounts to the Indenture Trustee by 11:00 a.m. Eastern Time (or such other time as may be agreed by the Issuer Trust and Indenture Trustee) on any Business Day or (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.02 hereof or (iii) the Notes shall have been declared due
            ------------
and payable following an Event of Default, but amounts collected or receivable from the Collateral are being applied in accordance with Section 5.05 hereof as
                                                         ------------
if there had not been such a declaration, then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in one or more Eligible Investments.

          Section 8.04.  Servicer's Monthly Statements'.  On each Distribution
                         -----------------------------
Date, the Indenture Trustee shall deliver the Servicer's Remittance Report with respect to such Distribution Date to the Clearing Agency, the Rating Agency and each Noteholder.

          Section 8.05.  Release of Collateral.  (a) Subject to the payment of
                         ---------------------
its fees and expenses pursuant to Section 6.07 hereof, the Indenture Trustee
                                  ------------
may, and when required by the provisions of this Indenture and the Security Agreement [Indenture Trustee] shall, execute instruments to release property from the lien of this Indenture and the Security Agreement [Indenture Trustee], or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture and the Security Agreement [Indenture Trustee]. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII
                                                                 ------------
shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

          (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due to the Certificateholders pursuant to Section
                                                                   -------
5.02(a) of the Sale and Servicing Agreement, or to the Servicer, the Indenture
-------
Trustee, the Owner Trustee or the Custodian pursuant to Section 5.01(c) of the
                                                        ---------------
Sale and Servicing Agreement, shall have been paid, release any remaining portion of the Collateral that secured the Notes from the lien of this Indenture and the Security Agreement [Indenture Trustee] and release to the Issuer Trust or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the lien of this Indenture and the Security Agreement [Indenture Trustee] pursuant to this Subsection (b) only upon receipt of an Issuer Request accompanied by an
--------------
Officer's Certificate and an Opinion of Counsel meeting the applicable requirements of Section 11.01 hereof.
                -------------

          Section 8.06.  Opinion of Counsel.  The Indenture Trustee shall
                         ------------------
receive at least seven days' prior notice when requested by the Issuer Trust to take any action pursuant to Section 8.05(a) hereof, accompanied by copies of any
                            ---------------
instruments involved, and the Indenture Trustee shall also receive, as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be
                --------  -------
required to express an opinion as to the fair value of the Collateral. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                  ARTICLE IX

                            SUPPLEMENTAL INDENTURES

          Section 9.01.  Supplemental Indentures Without Consent of Noteholders.
                         ------------------------------------------------------
(A) Without the consent of any Noteholder but with prior notice to the Rating Agency, the Issuer Trust and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes:

          (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture or the Security Agreement [Indenture Trustee], or to better assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture or the Security Agreement [Indenture Trustee], or to subject to the lien of this Indenture and the Security Agreement [Indenture Trustee] additional property;

          (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer Trust, and the assumption by any such successor of the covenants of the Issuer Trust herein and in the Notes contained;

          (iii) to add to the covenants of the Issuer Trust, for the benefit of the Noteholders, or to surrender any right or power herein conferred upon the Issuer Trust;

          (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

          (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, however, that such
                                                 --------  -------
     action shall not adversely affect the interests of the Noteholders; or

          (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI hereof.

          The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

          (b) The Issuer Trust and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any Noteholder but with the prior consent of the Rating Agency, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however,
                                                           --------  -------
that such action shall not, as evidenced by (i) an Opinion of Counsel or (ii) satisfaction of the Rating Agency Condition, adversely affect in any material respect the interests of any Noteholder.

          Section 9.02.  Supplemental Indentures with Consent of Noteholders.
                         ---------------------------------------------------
The Issuer Trust and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior consent of the Rating Agency, and with the consent of the Majority Noteholders, by Act of such Noteholders delivered to the Issuer Trust and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however,
                                                           --------  -------
that no such supplemental indenture shall, without the consent of each
Noteholder:

          (a) change the date of payment of any installment of principal or interest on any Note, or reduce the Principal Balance thereof, the interest rate thereon or the Termination Price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Collateral to payment of principal or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V hereof, to the payment of any
                                         ---------
such amount due on the Notes on or after the due date thereof (or, in the case of redemption, on or after the Redemption Date);

          (b) reduce the percentage of the Voting Interests of the Outstanding Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

          (c) modify or alter the provisions of the proviso to the definition of the term "Outstanding" or "Voting Rights";

          (d) reduce the percentage of the Voting Rights of the Notes required to direct the Indenture Trustee to direct the Issuer Trust to sell or liquidate the Collateral pursuant to Section 5.04 hereof;
                           ------------

          (e) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

          (f) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Distribution Date or to affect the rights of the Noteholders to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

          (g) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any of the Revenue Agreements or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive any Noteholder of the security provided by the lien of this Indenture.

          In connection with requesting the consent of the Noteholders pursuant to this Section 9.02, the Indenture Trustee shall mail to the Noteholders a
        ------------
notice setting forth in general terms the substance of such supplemental indenture. It shall not be necessary for any Act of Noteholders under this
Section 9.02 to approve the particular form of any proposed supplemental
------------
indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          Section 9.03.  Execution of Supplemental Indentures.  In executing, or
                         ------------------------------------
permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created
                  ----------
by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02 hereof, shall be fully protected in relying
           -------------     ----
upon, an Officer's Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

          Section 9.04.  Effect of Supplemental Indentures.  Upon the
                         ---------------------------------
execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be, and shall be deemed to be, modified and amended in accordance therewith, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer Trust and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be, and shall be deemed to be, part of the terms and conditions of this Indenture for any and all purposes.

          Section 9.05.  Reference in Notes to Supplemental Indentures.  Notes
                         ---------------------------------------------
authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall,
                 ----------
bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer Trust or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer Trust, to any such supplemental indenture may be prepared and executed by the Issuer Trust and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

          Section 9.06.   Amendments to Trust Agreement.
                          -----------------------------

          Subject to Section 11.1 of the Trust Agreement, the Indenture Trustee
                     ------------
shall, upon receipt of an Issuer Order, consent to any proposed amendment to the Trust Agreement or an amendment to or waiver of any provision of any other document relating to the Trust Agreement, such consent to be given without the necessity of obtaining the consent of any Noteholder upon satisfaction of the requirements set forth under Section 11.1 of the Trust Agreement. Nothing in
                             -------------
this Section shall be construed to require that any Person obtain the consent of the Indenture Trustee to any amendment or waiver or any provision of any document where the making of such amendment or the giving of such waiver without obtaining the consent of the Indenture Trustee is not prohibited by this Indenture or by the terms of the document that is the subject of the proposed amendment or waiver.

                                   ARTICLE X

                              REDEMPTION OF NOTES

          Section 10.01.  Mandatory Redemption.
                          --------------------

          The Notes are subject to mandatory redemption, in whole but not in part, at the Mandatory Redemption Price, as follows: (i) in the event that Insurance Proceeds are paid in respect of substantial damage to the New Arena Facility and the Servicer has certified to the Indenture Trustee that such damage is irreparable; (ii) in the event that Condemnation Proceeds are paid in respect of a substantial portion of the New Arena Facility, and the Servicer has certified to the Indenture Trustee that such property is irreplaceable and that the remaining property is inadequate for continued use as a first class sports arena facility; (iii) subject to the receipt by the Indenture Trustee of the prior written consent of the Majority Noteholders in accordance with Section
                                                                     -------
11.04, in the event that any Revenue Contractor becomes entitled to terminate
-----
its payment obligations under its respective Revenue Agreement due to any breach or termination of any User Agreement by the applicable Team Owner and the failure of the Arena Company to thereafter replace the applicable Team with another NBA or NHL team within the grace periods provided for in such Revenue Agreements; and (iv) subject to the receipt by the Indenture Trustee of the prior written consent of the Majority Noteholders in accordance with Section
                                                                     -------
11.04, in the event of a failure by the Arena Company to complete construction
-----
of the New Arena Facility by the Outside Completion Date. Upon the occurrence of the events described, all available funds in the Trust Accounts on the Mandatory Redemption Date will be applied to pay the Mandatory Redemption Price. Upon the occurrence of the events described in clauses (iii) or (iv), the Transferor shall be liable to the Noteholders for any shortfall in the Mandatory Redemption Price to be paid after application of all funds available in the Collection Account. In the event of a partial casualty or condemnation, any insurance or condemnation proceeds payable to the Indenture Trustee shall be deposited in the Collection Account and paid as described in the Sale and Servicing Agreement.

          Section 10.02.  Redemption at the Option of the Issuer; Election to
                          ---------------------------------------------------
Redeem.
------

          The Notes are subject to redemption in whole, but not in part, at the direction of the Majority Certificateholders on any Distribution Date or Monthly Distribution Date on or after the Distribution Date in July, 2001, by causing the Issuer Trust to give notice pursuant to Section 10.03 hereof.
                                            -------------

          Payments of interest and Targeted Principal Payments due prior to the Redemption Date, shall continue to be payable to the Holders of the Notes called for redemption as of the relevant Record Dates according to their terms and the provisions hereof.

          Section 10.03.  Notice to Indenture Trustee; Deposits Into the
                          ----------------------------------------------
Collection Account.
------------------

          Upon the occurrence of the events causing a Mandatory Redemption as described in Section 10.01 and receipt of sufficient funds therefor in the
             -------------
Collection Account, the Indenture Trustee shall notify the Issuer Trust, the Securityholders and the Rating Agency of the Mandatory Redemption Date at least 30 days and no more than 60 days prior to the Mandatory Redemption Date.

          In the event of any redemption pursuant to Section 10.01 or Section
                                                     -------------    -------
10.02 hereof, the Servicer on behalf of the Issuer Trust shall, at least 30 days and no more than 60 days, prior to the Mandatory Redemption Date or the Optional Redemption Date, as applicable, notify the Indenture Trustee and the Rating Agency of such Redemption Date and shall cause to be deposited into the Collection Account on such notification date an amount equal to the aggregate of
(i) Mandatory Redemption Price or the Optional Redemption Price, as applicable,
(ii) any Trust Fees and Expenses due and unpaid as of the Redemption Date and
(iii) any other amounts payable to the Noteholders and the Indenture Trustee under the Basic Documents.

          Section 10.04.  Notice of Redemption by the Indenture Trustee.
                          ---------------------------------------------

          Upon receipt of the notice and the deposits set forth in Section 10.03
                                                                   -------------
above, the Indenture Trustee shall provide notice of redemption by first-class mail, postage prepaid, mailed no later than the Business Day following the day on which such deposit was made, to each Holder of record on the Record Date next preceding such Business Day, at such Holder's address appearing in the Note Register.

          All notices of redemption shall identify the Notes (including CUSIP numbers) to be redeemed and shall state:

          (1)  the Redemption Date;

          (2) the Optional Redemption Price or Mandatory Redemption Price, as applicable and the amount thereof allocable to the Original Principal Balance of a Note; and

          (3) that on the Redemption Date, a pro rata portion of the Optional Redemption Price or the Mandatory Redemption Price, as applicable, will become due and payable upon each such Note, and that interest thereon shall cease to accrue on such date.

          Notice of redemption of Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer Trust. Failure to give notice of redemption, or any defect therein, to any Noteholder shall not impair or affect the validity of the redemption of any other Note.

          Section 10.05.   Notes Payable on Optional Redemption Date or
                           --------------------------------------------
Mandatory Redemption Date.
-------------------------

          Notice of redemption having been given as provided in Section 10.04
                                                                -------------
hereof, the Notes to be redeemed shall, on the Redemption Date, become due and payable at the Optional Redemption Price or the Mandatory Redemption Price, as applicable, and on such date of redemption (unless the Issuer Trust shall default in the payment of the Optional Redemption Price), such Notes shall cease to bear interest.

                                  ARTICLE XI

                                 MISCELLANEOUS

          Section 11.01.  Compliance Certificates and Opinions, etc.  (a) Upon
                          -----------------------------------------
any application or request by the Issuer Trust to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer Trust shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein or in the Sale and Servicing Agreement relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

          Section 11.02.  Form of Documents Delivered to Indenture Trustee.
                          ------------------------------------------------
In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one Person, or that they be so certified or covered by only one document, but one Person may certify or give an opinion with respect to some matters and one or more other Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an Authorized Officer of the Issuer Trust may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Transferor or the Issuer Trust, stating that the information with respect to such factual matters is in the possession of the Servicer, the Transferor or the Issuer Trust, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated into one instrument.

          Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer Trust shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer Trust's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer Trust to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI hereof.
                                    ----------

          Section 11.03.  Acts of Noteholders.  (a) Any request, demand,
                          -------------------
authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer Trust. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or
                              ---
instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01 hereof) conclusive in favor of the Indenture
                ------------
Trustee and the Issuer Trust, if made in the manner provided in this Section
                                                                     -------
11.03.
-----

          (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

          (c) The ownership of Notes shall be proved by examination of the Note Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Noteholder shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer Trust in reliance thereon, whether or not notation of such action is made upon such Note.

          Section 11.04.  Notices, etc., to Indenture Trustee, Issuer Trust and
                          -----------------------------------------------------
Rating Agency.  Any request, demand, authorization, direction, notice, consent,
-------------
waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of Noteholders is to be made upon, given or furnished to or filed with:

          (i) the Indenture Trustee by any Noteholder or by the Issuer Trust shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office, or

          (ii) the Issuer Trust by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and made, given, furnished or filed with the Issuer Trust addressed to: Denver Arena Trust, c/o Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer Trust. The Issuer Trust shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

          Notices required to be given to the Rating Agency by the Issuer Trust, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to Fitch IBCA, Inc., One State Street Plaza, New York, New York 10004, Attention: ABS Surveillance Group.

          Section 11.05.  Notices to Noteholders; Waiver.  Where this Indenture
                          ------------------------------
provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each

Noteholder, at the applicable address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have duly been given.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

          In the event that, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

          Where this Indenture provides for notice to the Rating Agency, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

          Section 11.06.  Effect of Headings and Table of Contents.  The Article
                          ----------------------------------------
and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          Section 11.07.  Successors and Assigns.  All covenants and agreements
                          ----------------------
in this Indenture and the Notes by the Issuer Trust shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

          Section 11.08.  Separability.  In case any provision in this Indenture
                          ------------
or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 11.09.  Benefits of Indenture.  Nothing in this Indenture or
                          ---------------------
in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Collateral, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          Section 11.10.  Legal Holidays.  In any case where the date on which
                          --------------
any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

          Section 11.11.  GOVERNING LAW.  THIS INDENTURE SHALL BE GOVERNED AND
                          -------------
CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

          Section 11.12.  Counterparts. This Indenture may be executed in any
                          ------------
number of counterparts, each of which so executed shall be deemed to be an original, and all of such counterparts shall together constitute but one and the same instrument.

          Section 11.13.  Recording of Indenture.  If this Indenture is subject
                          ----------------------
to recording in any public recording offices, such recording is to be effected by the Issuer Trust and at its expense accompanied by an Opinion of Counsel to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

          Section 11.14.  Trust Obligation.  No recourse may be taken, directly
                          ----------------
or indirectly, with respect to the obligations of the Issuer Trust, the Owner Trustee or the Indenture Trustee on the Notes or, except as expressly provided for in Article VI hereof, under this Indenture or any certificate or other
       ----------
writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer Trust or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer Trust, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may expressly have agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer Trust hereunder, the Owner Trustee shall be subject to, and be entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

          Section 11.15.  Inspection.  The Issuer Trust agrees that, on
                          ----------
reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer Trust's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer Trust, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer Trust's affairs, finances and accounts with the Issuer Trust's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may reasonably be requested. The Indenture Trustee shall hold, and shall cause its representatives to hold, in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

          IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer Trust, and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

                              DENVER ARENA TRUST

                              By:  WILMINGTON TRUST COMPANY, not in its
                                    individual capacity but solely as Owner
                                    Trustee

                              By:      /s/ Emmett R. Harmon
                                 -----------------------------------------------
                                 Name:  Emmett R. Harmon
                                 Title: Vice President

                              THE BANK OF NEW YORK, as Indenture Trustee

                              By:     /s/ Walter N. Gitlin
                                 -----------------------------------------------
                                 Name:  Walter N. Gitlin
                                 Title: Vice President

Consented to and Approved by:

ASCENT ARENA COMPANY, LLC,
in its capacity as Servicer under the
Sale and Servicing Agreement

By:  Ascent Arena and Development Corporation,
    a Delaware corporation, as managing member

By:  /s/ Timothy D. Romani
     ------------------------------------------
     Name:  Timothy D. Romani
     Title: President

                                      C-51